Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2022
Investments in subsidiaries, joint ventures and associates reported in separate financial statements [abstract]
Investments in associates and joint ventures
14 Investments in associates and joint ventures

	2022 £m	2021 £m
1 January	1,948	1,796
Total comprehensive income (note 9)	467	412
Dividends	(438)	(392)
Additions (note 27(c))	39	130
Other equity movements	4	2
31 December	2,020	1,948
Non-current assets	1,400	1,286
Current assets	1,138	1,144
Non-current liabilities	(75)	(83)
Current liabilities	(443)	(399)
	2,020	1,948
ITC Ltd. (Group’s share of the market value is £12,059 million (2021 £7,839 million))	1,865	1,759
Other listed associates (Group’s share of the market value is £206 million (2021: £232 million))	106	154
Unlisted associates	49	35
	2,020	1,948
The principal associate undertaking of the Group is ITC Ltd. (ITC). Included within the dividends amount of £438 million
(2021: £392 million) are £427 million (2021: £383 million) attributable to dividends declared by ITC.
As explained in note 27(c), acquisitions during the year included mostly investments in Sanity Group GmbH and Steady State LLC.
In 2021, acquisitions largely related to investments in Organigram Holdings Inc.
Organigram
On 11 March 2021, the Group announced a strategic collaboration agreement with Organigram Inc., a wholly owned subsidiary of publicly traded Organigram Holdings Inc. (collectively, Organigram). Under the terms of the transaction, a Group subsidiary acquired a 19.9% (2022: 19.4%) equity stake in Organigram Holdings Inc. (listed on both the Nasdaq and Toronto Stock Exchange under the symbol ‘OGI’) to become its largest shareholder.
The Group’s share of the fair value of net assets acquired included £49 million of intangibles and £30 million of goodwill, representing a strategic premium to enter the legal cannabis market in North America.
During 2022, management reassessed the carrying value of the Group’s investment in Organigram Holdings Inc. due to a reduction in the entity's share price being identified as a trigger for a detailed impairment assessment to be undertaken. As part of this exercise, management took into consideration Organigram’s share price, internal value-in-use calculations, external trading multiples and broker forecasts. As a result of this analysis, it was concluded that an impairment charge of £65 million (or £59 million net of tax) was required against the carrying value of the investment in associate, with the recoverable amount as at 31 December 2022 being £73 million (2021: £125 million). Management will continue to monitor the carrying value, in line with IAS 36, over the course of future periods.
Tisak d.d.
The Group’s investment in Tisak d.d. (Tisak) was acquired as part of the TDR Group in 2015. During 2016, the Group entered into an agreement with Tisak’s parent Agrokor d.d. (Agrokor) to convert certain outstanding trading balances into long-term loans and an additional shareholding in Tisak. As part of the agreement, Agrokor had the right to reacquire the additional shareholding in Tisak. As a consequence of this, while the Group had legal ownership of the additional shareholding, it did not consider that the shares provided any additional equity interest and continued to account for 26% of the equity of Tisak. In 2017, due to the financial difficulties of Agrokor and Tisak, the Group fully impaired this investment resulting in a charge of £27 million to the income statement in that year that was reported as an adjusting item. In July 2018, Agrokor’s creditors approved a settlement plan proposed by Agrokor’s administrators. The settlement plan has not returned any value to the Group, and Tisak was liquidated on 21 September 2021.
Charlotte’s Web Holdings Inc.
In November 2022, the Group announced a £48 million investment in Charlotte’s Web Holdings, Inc. (Charlotte's Web). Based in Colorado, USA, and listed on the Toronto Stock Exchange, Charlotte’s Web holds a prominent position in innovative hemp extract wellness products. The Group’s investment has been made via a 7-year convertible debenture which is convertible at the Group’s discretion into a non-controlling equity stake in Charlotte’s Web of around 19.9%. As part of the investment agreement, the Group has the right to appoint directors to the Board of Charlotte’s Web. However, given the investment does not give the Group any current right to a share of the earnings or net assets of the investee, the investment has been classified as an investment at fair value through profit and loss (see note 18). On conversion of the loan note, the Group would equity account for its investment.
ITC Ltd.
ITC is an Indian conglomerate based in Kolkata and maintains a presence in cigarettes, hotels, paper and packaging, agri-business and other fast-moving goods (e.g. confectionery, branded apparel, personal care, stationery and safety matches). BAT’s interest in ITC is 29.19%.
ITC prepares accounts on a quarterly basis with a 31 March year-end. As permitted by IAS 28 Investments in associates and joint ventures, results up to 30 September 2022 have been used in applying the equity method. This is driven by the availability of information at the half-year, to be consistent with the treatment in the Group’s interim accounts. Any further information available after the date used for reporting purposes is reviewed and any material items adjusted for in the final results. The latest published information available is at 31 December 2022.

	2022 £m	2021 £m
Non-current assets	4,402	3,889
Current assets	3,465	3,391
Non-current liabilities	(233)	(231)
Current liabilities	(1,244)	(1,061)
	6,390	5,988
Group’s share of ITC Ltd. (2022: 29.19%; 2021: 29.38%)	1,865	1,759